SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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[      ] Preliminary Information Statement
[      ] Confidential, for use of the Commission only as permitted by Rule 14c-6(e)(2)
[XX] Definitive Information Statement

Ametrine Capital, Inc.
 (Name of Registrant as Specified in Its Charter)

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[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

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Ametrine Capital, Inc.
NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT
On March 10, 2011

To our Stockholders:

         We are furnishing the attached Information Statement to the holders of Common Stock of Ametrine Capital, Inc., a Delaware corporation (the “Company”).  The purpose of the Information Statement is to notify stockholders that the board of directors of the Company (the “Board”) and the holder of more than a majority of our common stock (approximately 84%) (the “Voting Stockholder”), have taken and approved actions to amend various provisions of the Company’s Certificate of Incorporation, and to approve and adopt an Amended and Restated Certificate of Incorporation for the Company.  The amendments to our Certificate of Incorporation and certain provisions of the Amended and Restated Certificate of Incorporation are described in the Information Statement.

The amendments to the Company’s Certificate of Incorporation will not be effective until the Company files its Amendment to its Certificate of Incorporation to accomplish the reverse stock split described below, and then the Amended and Restated Certificate of Incorporation with the Delaware Secretary of State to accomplish the other amendments discussed herein.  Neither document will be filed until on or after April 13, 2011.  When filed, we will accomplish the reverse stock split first, and then we will accomplish the other amendments.

The accompanying Information Statement is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.  As described in this Information Statement, the foregoing actions have been approved by stockholders representing more than a majority of the voting power of our outstanding shares of common stock. The Board is not soliciting your proxy or consent in connection with the matters discussed above.  You are urged to read the Information Statement in its entirety for a description of the action taken by certain stockholders representing more than a majority of the voting power of our outstanding shares of common stock.

The Information Statement is being made available on or about March 24, 2011 to stockholders of record as of March 10, 2011, the record date for determining our stockholders eligible to consent in writing to the matters discussed above and entitled to notice of those matters.

THIS IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT.  THIS IS NOT A NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Sincerely

/s/ Kristian B. Kos
Chief Executive Officer and Director

Ametrine Capital, Inc.
914 North Broadway Avenue, Suite 220
P.O. Box 1097
Oklahoma City, OK 73101
(405) 272-3028

INFORMATION STATEMENT

We Are Not Asking You for a Proxy and
You are Requested Not To Send Us a Proxy

INTRODUCTION

Stockholder Actions

We are disseminating this Information Statement to notify you that Deylau, LLC (the “Voting Stockholder”), being the owner of more than a majority of the voting power of the Company’s outstanding shares of common stock, delivered written consent to the Company on March 10, 2011 to take approve various amendments to our Certificate of Incorporation and to approve the form and terms of the Company’s Amended and Restated Certificate of Incorporation (collectively the “Actions” and each an “Action”).  The amendments to the Company’s Certificate of Incorporation and the Actions are with respect to:

a.
The approval of an amendment to effect a combination of our outstanding common stock (but not our authorized common stock) at the rate of 0.47 new post-split shares (the “New Shares”) for each pre-split share (“Old Shares”) of our $0.01 par value common stock, with such combination to be effected at a time within the discretion of the Board of Directors.  The text of the amendment is set forth in Exhibit A to this information statement.

b.	An amendment to the Company’s Certificate of Incorporation changing the Company’s name to New Source Energy Group, Inc.

c.
An amendment to the Company’s Certificate of Incorporation to provide that, following the completion of the reverse split described above, the capital stock of the Company be increased to 200,000,000 shares, including 180,000,000 shares of common stock (“Common Stock”) and 20,000,000 shares of preferred stock (“Preferred Stock”), each with a par value of $0.01 per share.

d.
An amendment to the Company’s Certificate of Incorporation to more accurately and broadly set forth the Company’s indemnification obligations, and to add provisions regarding indemnification and the advancement of expenses.

e.
An amendment to the Company’s Certificate of Incorporation to provide that the repeal or any amendment  to Article VII of the Restated Certificate of Incorporation, regarding the limitation of liability with respect to the Company’s officers and directors and the Company’s indemnification obligations require the approval of the approval of two-thirds of the votes entitled to be cast.

f.
Other conforming amendments to the Company’s Certificate of Incorporation and thereafter to approve the Amended and Restated Certificate of Incorporation of New Source Energy Group, Inc. in the form attached hereto as Exhibit B.

Forward Looking Statements

This Information Statement may contain certain “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in connection with the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially and adversely from those expressed or implied by such forward-looking statements

Such forward-looking statements include statements about our expectations, beliefs or intentions regarding actions contemplated by this Information Statement, our potential business, financial condition, results of operations, strategies or prospects. You can identify forward-looking statements by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made and are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” or “will,” and similar expressions or variations. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. Furthermore, such forward-looking statements speak only as of the date of this Information Statement. We undertake no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

Vote Required

We are not seeking consent, authorizations, or proxies from you. The vote which was required to approve the amendments to our Certificate of Incorporation was the affirmative vote of the holders of a majority of the Company’s voting stock.

On March 10, 2011 (the “Record Date”), there were 4,376,559 shares of the Company’s common stock (the “Common Stock”), issued and outstanding.  Each share of Common Stock is entitled to one vote.  No other classes of stock of the Company are issued and outstanding.

The Delaware General Corporation Law (the “DGCL”) permits the holders of a corporation’s outstanding stock representing a majority of that corporation’s voting power to approve and authorize corporate actions by written consent as if such actions were undertaken at a duly called and held meeting of stockholders.  In order to significantly reduce the costs and management time involved in soliciting and obtaining proxies to approve the Actions, and in order to effectuate the Actions as early as possible, the Board elected to utilize, and did in fact obtain, the written consent of the holders of a majority of the voting power of the Company.  The Company obtained the written consent of its majority stockholder who as of the Record Date owed approximately 84% of the Company’s voting stock.    The written consent satisfies the stockholder approval requirement for the Actions.  Accordingly, under the DGCL no other Board or stockholder approval is required in order to effect the Actions.

Effective Date

          The Actions were unanimously approved by the Board of Directors by written consent.   Thereafter, the Actions were approved by the Voting Stockholder who holds more than a majority of the voting power of the Company’s outstanding shares of common stock.

This Information Statement is being made available on or about March 24, 2011 to the Company’s stockholders of record as of the Record Date.  The Actions will be effective when the applicable amendment to the Company’s certificate of incorporation is filed with the Delaware secretary of state.  The Company will not make any filing until on or after April 13, 2011, a date that is more than 20 calendar days after this Information Statement is first sent to our stockholders.

Because each of the Actions is with respect to an amendment of the Company’s Certificate of Incorporation the effective date will be when the Amended and Restated Certificate of Incorporation and/or when any of the individual amendments to the Company’s Certificate of Incorporation are filed with the Delaware Secretary of State (which date may occur later due to administrative issues with respect to the filing requirements or at a time in the discretion of the Board of Directors).  We anticipate that the Company will first file an amendment to our Certificate of Incorporation to effect the reverse stock split, and then file the Amended and Restated Certificate of Incorporation to effect the other Actions.  The time at which any or all of the amendments to the Company’s Certificate of Incorporation approved by the stockholders is filed with the Delaware Secretary of State remains in the discretion the Board.

The expenses of distributing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may in the future supplement it. The Company contemplates that brokerage houses, custodians, nominees, and fiduciaries will forward this Information Statement to the beneficial owners of the Company’s common stock held of record by these persons and the Company will reimburse them for their reasonable expenses incurred in this process.

Dissenters’ Rights of Appraisal

Under the DGCL Company stockholders are not entitled to appraisal rights with respect to any of the Stockholder Actions.

Proposals by Security Holders

    No stockholder has requested that we include any additional proposals in this Information Statement.

Record Date and Security Ownership of Certain Beneficial Owners and Management

As of the Record Date the Company had 4,376,559 shares of its common stock issued and outstanding.  The following table sets forth the beneficial ownership of the Company’s common stock as of the Record Date by each person who served as a director and/or an executive officer of the Company on that date, the number of shares beneficially owned by all of the Company’s directors and executive officers as a group, and any persons who beneficially own 5% or greater of the Company’s outstanding common stock as of the Record Date.  The business address for each of the Company’s officers and directors is PO Box 1097, Oklahoma City, OK 73101.

Name, Title, and Address of Beneficial Holder	Amount of Beneficial Ownership	Percentage of Class

Officers and Directors

Kristian B. Kos, President, Chief Executive Officer, and Director	3,676,559 (1)	84%

David J. Chernicky, Chairman, and Director	0	0%

Phil B. Albert, Director	0	0%

Richard Finely, Chief Financial Officer, Secretary and Treasurer	0	0%

Total of all officers and directors (4persons)	3,676,559 (1)	84%

5% Beneficial Holder(s)

Debra Herman P.O. Box 60400 Colorado Springs, CO 80960	350,000	8%

(1)
These shares are held by Deylau, LLC.  Mr. Kos owns 100% of and controls Deylau, LLC.  Under Rule 13d-3 promulgated under the Securities Exchange Act of 1934, Mr. Kos is considered the beneficial owner of the shares held by Deylau, LLC.

Change of Control Transactions

The Company has undergone one change of control event since the beginning of its 2010 fiscal year.  On November 30, 2010, Tailormade Holdings Ltd (f/k/a Meitav Underwriting Ltd.) the former holder of 4,026,559 shares of Company common stock (the “Shares”) sold the Shares in a private transaction.   Of the Shares, 3,676,559 were acquired by Deylau, LLC and 350,000 were acquired by a Debra Herman.  At the time of the transaction the Shares represented approximately 92% of the Company’s issued and outstanding common stock.  Pursuant to the terms of transaction on November 30, 2010 the person serving as the Company’s sole executive officer resigned from the executive offices he held with the Company, and the Company appointed new persons to serve as its executive officers.  Further, since November 30, 2010 the entire composition of the Board has changed as a result of the transaction.  As such, the purchase and sale of the Shares and the resulting changes with respect to the persons serving as the Company’s officers and directors constituted a change of control of the Company.

Additionally, the Company hopes to acquire oil and gas properties located in the mid-United States, including certain properties and assets that are owned by a company controlled by Mr. Chernicky, the Chairman of the Board. Although the parties have discussed terms of a possible transaction, there has been no definitive agreement as to those terms or as to the structure of the transaction.  Furthermore, any acquisition is dependent upon a number of conditions precedent including the Company being able to obtain outside capital, and there can be no assurance that these conditions precedent will be met.  If the Company is able to negotiate terms for the acquisition that are acceptable to Mr. Kos, who is expected be the only disinterested director evaluating the transaction, as part of the consideration Mr. Chernicky or an entity controlled by Mr. Chernicky will likely be issued a number of shares of our common stock in an amount that would make Mr. Chernicky the Company’s single largest stockholder.  If such transaction is completed, depending on the terms thereof, it could be deemed to constitute a change of control transaction.

Interested Party Disclosure

The Company does not believe that any of its officers, directors or significant stockholders has a substantial direct or indirect interest in the Actions, other than as stockholders of the Company. However, certain of the Actions are being effected with the aim to further the Company’s ability to complete an acquisition of certain oil and gas assets that are currently owned by a Company controlled by the Chairman of our Board of Directors – including the Reverse Split and the increase in our authorized capital.  However, if the Company is able to complete this transaction the Company expects all of its existing stockholders will also benefit through the potential appreciation of their common stock.

Additionally, to the extent that any of the other amendments to the certificate of incorporation included in the Amended and Restated Certificate of Incorporation provide clarity and certainty to the limitation of liability, indemnification rights, the right to advancement of expenses, and the prohibition of a retroactive denial of such benefits, each director and executive officer will be benefitted, and the benefit may be considered by some to be substantial.  To the extent that certain of the Actions have anti-takeover implications as described below (even though the Company is not aware of any pending takeover threat), these may be perceived as potentially benefitting insiders.  Finally, if the Company ultimately utilizes its capital to effect any strategic transaction with a related party that related party could be deemed to derive a direct or indirect from the Action to increase the Company’s authorized capital.

DESCRIPTION OF STOCKHOLDER ACTIONS

Each of the Actions is with respect to proposed amendments to the Company’s Certificate of Incorporation.  The Actions are being effected primarily in an effort to further the Company’s potential acquisition of certain oil and gas assets and properties.  The Actions are aimed to help the Company not only accomplish that transaction, but also allow the Company greater flexibility as it attempts to implement its business plan and anticipated operations.

Based on preliminary discussions with financial and legal advisors the Company believes the overall structure and terms of its proposed acquisition require the Company to both reduce its currently outstanding common stock and to increase its authorized capital in an attempt to afford the Company greater flexibility to effect the acquisition and implement its other anticipated operations.  The reverse stock split as well as the amendment to increase the Company’s authorized capital are intended solely to accomplish these purposes and are not otherwise intended to affect the rights of the Company’s existing stockholders.

To implement the stockholder actions the Company expects to first file an amendment to its existing Certificate of Incorporation to effect the reverse stock split and then soon thereafter file its Amended and Restated Certificate of Incorporation.  By filing an Amended and Restated Certificate of Incorporation the Company will ensure that all amendments adopted to date and that will effect the Company’s charter documents going forward, are contained in a singular document.  The Company believes this will help eliminate or reduce confusion for persons and stockholders who wish to review the Company’s Certificate of Incorporation.

In part because the Amended and Restated Certificate of Incorporation also contains non-substantive modifications to the Company’s Certificate of Incorporation (such as adding provisions that are otherwise provided by law and revisions intended to provide clarity to the Certificate of Incorporation) the Voting Stockholder approved the form and terms of the Restated Certificate of Incorporation as a whole.  These modifications did not modify the stockholders rights with respect to the Company or impose any new obligations on the Company.

The substantive amendments to the Company’s Certificate of Incorporation approved by the Voting Stockholder are described below.

A.           Approval of an Amendment to our Certificate of Incorporation to Effect a Reverse Stock Split

In accordance with DGCL §242(a)(3) our Board of Directors has adopted a resolution authorizing, but not requiring, the Company to amend our Certificate of Incorporation to combine our outstanding (but not our authorized) capital stock (the “Reverse Split”) at a ratio of 0.47 new shares for each single share of common stock outstanding immediately prior to the time Reverse Split is effected.  The Reverse Split may be effected by the Board at any time within its discretion prior to January 1, 2012, but the Board currently expects to implement the Reverse Split as soon as possible.  The Voting Stockholder approved the Reverse Split by written consent.   Regardless of whether the Reverse Split is effected, the par value of our common stock will remain $0.01 per share and the number of shares of common stock authorized to be issued at the time the Reverse Split is effected will not change.

Reasons for the Reverse Split

            Our Board believes that the Reverse Split is in the Company’s best interests, principally because it will reduce the Company’s outstanding common stock.  The Company believes that this reduction in our outstanding common stock will help the Company structure its contemplated acquisition of oil and gas assets and properties.  It is the Company’s hope that it will complete the contemplated acquisition of oil and gas assets during the first half of 2011, although there can be no assurance that the Company will be able to accomplish this goal.  As part of that proposed transaction the Company expects to raise additional capital through some combination of debt and equity securities, with the possibility that certain securities may be convertible into shares of Company common stock. To fully fund its anticipated operations the Company anticipates that as part of the acquisition it may need to raise capital both before and after the acquisition is completed.   Moreover, if the Company is able to complete the acquisition the Company hopes that a trading market develops for its common stock and to that end may seek to have its common stock (and/or other securities) listed on a U.S. stock exchange.

Although the Company has not entered into any definitive agreements to effect the proposed acquisition of oil and gas assets, or otherwise raise capital, the Company has engaged in general discussions with financial advisors regarding its capital structure as well as the potential structure and terms of certain potential manners for the Company to access capital (including equity financing and a credit facility).  Based on these discussions the Company believes that reducing the total number of shares of stock it currently has outstanding may help the Company attract and help raise capital and negotiate terms that are beneficial to the Company and its stockholders.  Additionally, the Company believes that limiting the total number of shares of common stock it has outstanding will ultimately help support the Company’s stock price when (if ever) a trading market develops for our common stock.  Therefore, based on these discussions and estimates the Company believes it is appropriate to reduce the Company’s currently outstanding common stock through the Reverse Split to help better position itself for its contemplated capital raising transactions and otherwise potentially make the Company’s common stock more attractive to the marketplace in general.

Although we believe the Reverse Split is necessary to help enable us to our potential acquisition, help structure and negotiate capital raising transactions, and to help a trading market develop for our common stock, there can be no assurance that if we effect the Reverse Split we will be able to complete any capital raising transactions or that an active trading market for our common stock will ever develop.

Effects of the Reverse Split

The immediate effect of the Reverse Split, if affected, would be to reduce the number of issued and outstanding shares of our common stock from 4,376,559 to approximately 2,056,983 shares (subject to rounding fractional shares up to the next whole share).   The par value of our common stock will remain $0.01 per share and the number of shares of common stock authorized to be issued will not change – and instead remain at the number authorized at the time the Reverse Split is effected (currently 25,000,000 and expected to later increase to 180,000,000 as further described below).

The current number of holders of record of our common stock is 36.  Following the Reverse Split, the number of our stockholders of record will remain at 36, as any of our stockholders (if any) who less than one share will be rounded up in the exchange to one share.   The Reverse Split is not intended to reduce our total number of stockholders for any purpose.

We do not have any options, warrants or other derivative securities currently outstanding.  However, if the Reverse Split is effected at a time when any such securities are outstanding we expect that proportionate adjustments would be made to the per-share exercise price and the number of shares issuable upon the exercise of any outstanding options and warrants entitling the holders to purchase shares of our common stock, which will result in approximately the same aggregate price being required to be paid for such options and warrants upon exercise immediately as would have been required immediately preceding the Reverse Split, and (ii) the number of shares that may be issued upon the exercise of conversion rights by holders of securities convertible into our common stock will be reduced proportionately based on the Reverse Split ratio selected by the Board of Directors.

The Reverse Split will affect all of the holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest or proportionate voting power, except for insignificant changes that will result from the rounding up of fractional shares as discussed below.   Upon the effectiveness of the Reverse Split, the number of authorized shares of our common stock that are not issued or outstanding would increase due to the reduction in the number of shares of our common stock issued and outstanding.  Authorized but unissued shares will be available for issuance, and we may issue such shares in the future.  If we issue additional shares, the ownership interest of holders of our common stock will be diluted.

There is currently not an active trading market for the Company’s common stock. However, if the Reverse Split is effected after a trading market develops the Reverse Split may increase the per share market price of our common stock, although any increase in price can neither be assured nor calculated with certainty.

Not a Rule 13e-3 Transaction

The Securities and Exchange Commission has certain rules that must be followed to the extent an action taken by a company with securities registered under the Securities Exchange Act of 1934 (the “1934 Act”) may result in what is defined as a Rule 13e-3 Transaction.  As applicable to the Company, a Rule 13e-3 Transaction is defined as including a reverse stock split which might cause any class of equity securities (such as the Common Stock) to become eligible for termination of registration under SEC Rule 12g-4 or Rule 12h-6, or to cause the reporting obligations for such class to be terminated under SEC Rule 12h-6.

The effect of the Reverse Split, if implemented, will not be to cause the Common Stock to be eligible for termination of its registration under the 1934 Act or of the Company’s reporting obligations under the 1934 Act.  Because the Company has fewer than 300 stockholders at the present time and assets of less than $10,000,000, the Company is currently eligible to terminate its registration and reporting obligations.  Even though eligible to do so, the Company has not done so and, at the present time, does not intend to do so.

Our annual report on Form 10-K does provide that, if we are not able to complete an appropriate business opportunity we may, in the future, consider terminating our 1934 Act registration and reporting obligations.  There are no plans to do so at present.

No Fractional Shares

No fractional shares will be issued as a result of the Reverse Split.  Stockholders (if any) who would otherwise be entitled to a fractional share as a result of the Reverse Split will receive one whole share of our common stock in lieu of the fractional share.  No stockholders will receive cash in lieu of fractional shares.

Procedure for Effecting the Reverse Split

If the Board of Directors decides to implement the Reverse Split, we will file a Certificate of Amendment with the Secretary of State of the State of Delaware to amend our existing Certificate of Incorporation.  Subject to the passage of the twenty day waiting period following the mailing of this Schedule 14C, we anticipate we’ll file such an amendment in mid April 2011.

The Reverse Split will become effective on the date of filing the Certificate of Amendment, which is referred to as the “effective date.”  Beginning on the effective date, each certificate representing pre-Reverse Split shares (“Old Shares”) will be deemed for all corporate purposes to evidence ownership of post-Reverse Split shares (“New Shares”).

The text of the Certificate of Amendment is set forth in Exhibit A to this information statement. The Certificate of Amendment has received the unanimous approval of our Board of Directors and has also been approved by stockholders holding a majority of our outstanding shares of common stock.  The text of the Certificate of Amendment is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board of Directors deems necessary and advisable to effect the Reverse Split.

The Reverse Split will take place on the effective date without any action on the part of the holders of Old Shares.  Holders of Old Shares may, but are not required to, surrender certificates representing the Old Shares to our transfer agent for a certificate representing New Shares.  Certificates for New Shares will not be issued at this time absent a physical tender by a holder.  Stockholders who hold shares in certificated form do not need to do anything with their certificates at this time.

Effect on Registered and Beneficial Stockholders

Upon the Reverse Split being effected, we intend to treat stockholders holding our Common Stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Split for their beneficial holders holding our common stock in “street name.”  However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Split. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Potential Anti-Takeover Effect

Generally, an action such as the Reverse Split could adversely affect the ability of third parties to takeover or change the control of the Company by, for example, permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for the combination of our company with another company.

Furthermore, given the few number of persons actually holding the Company’s Common Stock at the present time, and the substantial ownership by the Company’s controlling stockholder, Deylau, LLC (controlled by our president, Kristian Kos) the Company does not believe that there is any anti-takeover effect resulting from the Reverse Split.

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, the Reverse Split is not in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of our company, nor is it part of a plan by management to recommend a series of similar amendments to the our Board and stockholders.

Accounting Matters

The Reverse Split will not affect the par value of our common stock.  As a result, as of the effective time of the Reverse Split, the stated capital attributable to our common stock on our balance sheet will be reduced proportionately based on the Reverse Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per-share net income or loss and net book value of our common stock will be restated because there will be fewer shares of our common stock outstanding.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material United States federal income tax consequences of the Reverse Split, does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Split and is included for general information only.  Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the pre-Reverse Split shares were, and the post-Reverse Split shares will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder's own tax advisor with respect to the tax consequences of the Reverse Split. As used herein, the term United States holder means a stockholder that is, for federal income tax purposes: a citizen or resident of the United States; a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any State of the United States or the District of Columbia; an estate the income of which is subject to federal income tax regardless of its source; or a trust if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust.

No gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-Reverse Split shares for post-Reverse Split shares pursuant to the Reverse Split. The aggregate tax basis of the post-Reverse Split shares received in the Reverse Split will be the same as the stockholder’s aggregate tax basis in the pre-Reverse Split shares exchanged therefor. The stockholder's holding period for the post-Reverse Split shares will include the period during which the stockholder held the pre-Reverse Split shares surrendered in the Reverse Split.

Our view regarding the tax consequences of the Reverse Split is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE SPLIT.

B.           Name Change to New Source Energy Group, Inc.

Currently the Company’s legal name is Ametrine Capital, Inc.  The Company has used the name Ametrine Capital since the time of its formation in 2007.  The Company initially contemplated doing business as a closed-end, non-diversified management investment company.  It filed an election to be regulated as a Business Development Company under the Investment Company Act of 1940, with the intent to invest principally in the equity and debt securities of primarily non-public U.S. - and Israeli-based small and mid-sized companies. The Company no longer intends to engage in such operations, and on November 19, 2010, following stockholder consent, it filed a Form N-54C with the Securities and Exchange Commission which served as a withdrawal of the Company’s notification of election to be subject to Sections 55 through 65 of the Investment Company Act of 1940. The Company believes that the continued use of the name Ametrine Capital, Inc. might result in market confusion regarding the Company’s current planed operations and business objectives.

On November 30, 2010 the Company’s largest stockholder sold its entire interest in approximately 92% of the Company’s issued and outstanding shares of commons stock.  As described under the heading “Change of Control Transactions” above, the terms pursuant to which the shares of common stock were sold resulted in a change of control of the Company.  The Company currently is exploring a potential acquisition of certain oil and gas assets and is optimistic that it will be able to complete that acquisition.  The Company believes the name “New Source Energy Group, Inc.” is more descriptive of the business operations the Company hopes to engage in.

In addition to changing the Company’s legal name under Delaware law, the Company plans to notify the Financial Industry Regulatory Authority (“FINRA”) of the proposed name change and to work with FINRA to obtain a new trading symbol for its common stock.  However, the change of the Company’s name to New Source Energy Group, Inc. may not be reflected in the general market until long after it is effective under Delaware law, and the Company may not be assigned a new trading symbol for some time (if at all).

C.           Increase in Authorized Capitalization

Currently the Company has only a single class of capital stock authorized – its common stock.  There are currently 25,000,000 shares of common stock authorized and no authorized shares of preferred stock.  Included among the Actions is an amendment to increase our authorized common stock to 180,000,000 shares, and to authorize 20,000,000 shares of preferred stock.  The Company does not have definitive plans to issue any shares of common stock or preferred stock.

●
The Company is in preliminary discussions with respect to an acquisition of oil and gas properties and related equipment which, if completed as presently contemplated, will result in the issuance of a significant number of shares of Common Stock and/or securities convertible into shares of our Common Stock.

●
The ability of the Company to complete its business plan (including the acquisition being considered above) will also require significant debt and equity financing which also will, if completed, result in the issuance of a significant number of shares of Common Stock.

These possibilities are described in more detail in the Company’s annual report on Form 10-K for the year ended December 31, 2010.  At the time of filing of this preliminary Schedule 14C information statement, the Company has not entered into any agreements with respect to any of these possible transactions, and in any event these possible transactions are subject to significant caveats and cautions, and there are many reasons we may not be able to execute upon the business opportunity we have identified.  These reasons include:

1.	We may not be able to negotiate an acquisition agreement on terms that our disinterested director(s) find to be acceptable from a financial and business perspective.

2.	Our due diligence investigation may not be satisfactory and may reflect significant concerns that cannot be adequately addressed.

3.
We may not be able to identify, and negotiate acceptable terms, for debt and/or equity financing and any financing we can obtain may not be available on terms that we find to be acceptable or the terms may adversely impact our operations.

4.
We may not be able to raise the equity necessary to provide funds necessary for the continuing operations of our contemplated business, and any equity financing we are able to obtain may not be on terms that we find to be acceptable, or the terms may result in much greater dilution than expected.

5.
The Securities and Exchange Commission may choose to review our filings, thereby delaying or halting our ability to complete the corporate restructuring we believe is a necessary condition precedent to completing the acquisition as contemplated, or at all.

6.
Other unforeseen events may occur which make the contemplated transaction less attractive or more difficult to negotiation, and these events may be specific to the Company, or may be regional, national or international events that affect the equity markets, the debt markets, or the market for oil and gas products.

If we are not able to execute upon the business opportunity we have identified we may seek to execute upon another business opportunity in the oil and gas industry or even another industry, and the pursuit of that opportunity will also likely require that we issue a significant number of shares of Common Stock or Preferred Stock, both for the acquisition of any such business opportunity and to raise capital necessary to pursue such opportunity.

Common Stock

The Voting Stockholder voted to increase the number of shares of the Company’s $0.01 par value common stock from 25,000,000 shares to 180,000,000 shares.  The Company expects that a strategic transaction to acquire oil and gas assets and interests will require the Company to issue shares of its capital stock. With 4,376,559 shares of common stock currently outstanding, even after giving effect to the Reverse Split, the Company does not believe that it has sufficient shares of common stock available to accomplish its near or long term business objectives.  Consequently, the Board recommended and the Voting Stockholder approved an increase in the number of shares of common stock we are authorized to issue to 180,000,000.  We anticipate that this will give us:

●	Significant flexibility for future financing transactions by making a sufficient number of shares of authorized capital available for general corporate purposes, such as equity based compensation; and

●	Significant flexibility to utilize our common stock to help effect any strategic transaction, such as the acquisition of assets or other business operations.

Subject to preferences that may be applicable to any preferred stock outstanding at the time (no preferred stock is currently issued and outstanding), the holders of outstanding shares of common stock are entitled to receive dividends from assets legally available at such times and in such amounts as the Board of Directors may from time to time determine.

Each holder of common stock is entitled to one vote for each share of common stock held on all matters submitted to a vote of stockholders.  Cumulative voting for the election of directors is not required by Delaware law and is not provided for in the Company’s Certificate of Incorporation.

The common stock is not entitled to preemptive rights and is not subject to conversion or redemption.  Upon the Company’s liquidation, dissolution or winding up, the remaining assets legally available for distribution to stockholders, after payment of claims of creditors and payment of liquidation preferences, if any, on outstanding preferred stock, are distributable ratably among the holders of the common stock and any participating preferred stock outstanding at that time.

Preferred Stock

Unless and until the Company files the Amended and Restated Certificate of Incorporation, the Company does not have a class of preferred stock authorized.  Consequently, there are no shares of preferred stock issued and outstanding.

The Voting Stockholder approved the authorization of 20,000,000 shares of $0.01 par value preferred stock as a separate class from common stock.  By authorizing the preferred stock, the Board would be authorized to establish series of preferred stock and fix the designation, powers, preferences and rights of the shares of each such class or series and the qualifications, limitations or restrictions thereof without any further vote or action by our stockholders.  Any shares of preferred stock so issued would have priority over our common stock with respect to dividend or liquidation rights unless the certificate of designation for such preferred stock specifically states that the preferred stock so designated will be treated equivalently to the common stock with respect to those features.  The ability to issue preferred stock may be useful in future financing transactions or in certain business acquisitions, although the Company has no plans at the present time to designate or issue any shares of preferred stock.

Our Board presently does not intend to seek stockholder approval prior to the issuance of shares of any class of authorized stock or series thereof, unless otherwise required by law or any applicable stock exchange rules.

Anti-Takeover Effects

The increase in our authorized capital and any future issuance of preferred stock may have the effect of delaying, deferring or preventing a change in our control without further action by our stockholders and may adversely affect the voting and other rights of the holders of our common stock.  The issuance of shares of preferred stock, or the issuance of rights to purchase such shares, could be used to discourage an unsolicited acquisition proposal. For instance, the issuance of common stock or a series of preferred stock might impede a business combination by including class voting rights that would enable a holder to block such a transaction. In addition, under certain circumstances, the issuance of preferred stock could adversely affect the voting power of holders of our common stock.  Although our Board is required to make any determination to issue preferred stock based on its judgment as to the best interests of our stockholders, our Board could act in a manner that would discourage an acquisition attempt or other transaction that some, or a majority, of our stockholders might believe to be in their best interests or in which such stockholders might receive a premium for their stock over the then market price of such stock.  Further, the increase in our authorized capital is being effected for the reasons stated above and is not the result of management's knowledge of an effort to accumulate the issuer’s securities or to obtain control of the issuer by means of a merger, tender offer, solicitation or otherwise.

Except for the possibility of the future issuance of shares of common stock and/or preferred stock, neither the Company’s Certificate of Incorporation nor its Bylaws presently contain any provisions having anti-takeover effects and this proposal is not a plan by management to adopt a series of amendments to the Company’s Certificate of Incorporation or Bylaws to institute an anti-takeover provision. The Company does not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

Furthermore, given the few number of persons actually holding the Company’s Common Stock at the present time, and the substantial ownership by the Company’s controlling stockholder, Deylau, LLC (controlled by our president, Kristian Kos) the Company does not believe that there is any anti-takeover effect resulting from the Reverse Split.

D.           Amended and New Indemnification Obligations

The Voting Stockholder approved amendments to the Certificate of Incorporation to amend and more broadly define the Company’s indemnification obligations and provide for the advancement of expenses.  These amendments are contained in Article VII of the Restated Certificate of Incorporation (and primarily in Sections 2, 3, and 4 of Article VII).

Section 145 of the DGCL permits a Delaware corporation to indemnify its officers, directors, and agents in certain circumstances, but only provides for mandatory indemnification if the person has been successful on the merits or otherwise in defense of any action, suit or proceeding.  Thus mandatory indemnification would not be available if, as is the case with most lawsuits, litigation were settled between the parties without any judicial determination.  This limited right to mandatory indemnification is generally not satisfactory to the caliber of directors that the Company has and hopes to attract to its board of directors.  The Company’s bylaws provide a mandatory indemnification right in Article V, but practice among Delaware corporations is to include broad indemnification in the certificate of incorporation as well.

It is important to note that indemnification is not an open invitation but is qualified by a number of statutory provisions, including the requirement that the person seeking indemnification has acted in good faith and in a manner that the person reasonably believed to have been in or not opposed to the best interests of the corporation and (if there are allegations of criminal conduct) that the person had no reasonable cause to believe that the person’s conduct was criminal.  The statute goes on to state that the termination of any action by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith or in a manner that the person reasonably believed to have been in or not opposed to the best interests of the corporation or (if convicted of criminal conduct) that the person had reasonable cause to believe that the person’s conduct was criminal.

The new provision(s) being added to the Certificate of Incorporation also makes it clear, as the Company believes should be the case, that the ability of the Company to indemnify persons should be as broad as possible.  The Company believes that these protections are necessary to attract good personnel to serve on the Company’s board of directors and as officers, employees, and agents of the Company.

Additionally, indemnification is backward-looking; that is, a person is only entitled to indemnification after the termination of the action.  Litigation is extremely expensive and may have been brought by a plaintiff against individuals in an effort to gain a settlement advantage.  Section 145(e) of the DGCL provides specifically that Delaware corporations, such as the Company, may advance expenses in certain circumstances, including requiring an undertaking from the person receiving the advance that he or she will repay the amount of the advance if it is ultimately determined that the person is not entitled to be indemnified.  We believe that the Company’s right and obligation to advance expenses should be as broad as possible.

E.           Amendment of Indemnification and Limitation of Liability Provisions

The Voting Stockholder approved an amendment to the Certificate of Incorporation that provides that the affirmative vote of at least two-thirds of the votes entitled to be cast would be required to amend or modify Article VII of the Amended and Restated Certificate of Incorporation.  This new provision is contained in Section 1 of Article VIII of the Amended and Restated Certificate of Incorporation.  Additionally, this new section provides that any repeal or modification of Article VII would be prospective in nature and not affect the personal liability of a director serving at or prior to the date of repeal or modification.

Section 102(b)(4) of the DGCL specifically permits corporations to set the voting requirement on any matter to be presented to stockholders at a higher threshold than is required by law.  The Company believes that corporate officers and directors of the caliber the Company hopes to attract will want to ensure that they are afforded the greatest protection against personal liability as is permitted by law.  The Company believes setting the vote threshold for stockholders to modify or repeal the limitation of liability and indemnification provisions in Article VII will provide reasonable protection to current and prospective Company directors that stockholders can only modify or repeal Article VII for a compelling or extraordinary reason.

F.           Approval of the Form and Terms of the Restated Certificate of Incorporation

The Voting Stockholder approved the form and all of the terms of the Restated Certificate of Incorporation.  The Restated Certificate contains language that may differ from the Company’s original Certificate of Incorporation and addresses issues otherwise provided by law and/or the Company’s Bylaws to which the original Certificate of Incorporation was silent.  These modifications do not substantively amend the Company’s Certificate of Incorporation, the rights of the Company’s stockholders, or impose additional obligations on the Company.

ANNUAL REPORT ON FORM 10-K AND ADDITIONAL INFORMATION

Information Available

The Company is subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, the Company files periodic reports, documents and other information with the SEC relating to its business, financial statements and other matters, including the Company’s annual report on Form 10-K for the year ended December 31, 2010, and any reports prior to or subsequent to that date.

These reports and other information filed with the SEC by the Company may be inspected and are available for copying at the public reference facilities maintained at the Securities and Exchange Commission at 100 F Street NW, Washington, D.C. 20549.

The Company’s filings with the Securities and Exchange Commission are also available to the public from the SEC’s website, http://www.sec.gov.  The Company’s Annual Report on Form 10-K for the year ended December 31, 2010, and other reports filed under the Securities Exchange Act of 1934, are also available to any stockholder at no cost upon request to: President, Ametrine Capital, Inc., P.O. Box 1218, Oklahoma City, OK 73101, (405) 272-3028.

Delivery Of Documents To Security Holders Sharing An Address

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at President, Ametrine Capital, Inc., P.O. Box 1218, Oklahoma City, OK 73101, (405) 272-3028.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

By Order of the Board of Directors

/s/ Kristian B. Kos
Kristian B. Kos, Chief Executive Officer and Director

EXHIBIT A

REVERSE SPLIT AMENDMENT

AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION
OF
AMETRINE CAPITAL, INC.

The undersigned being a duly authorized officer of Ametrine Capital, Inc. (the “Corporation”), a corporation existing under the laws of state of Delaware, does hereby certify as follows:

FIRST:  That the Corporation’s Certificate of Incorporation has been amended as following by adding the following to the Fourth Paragraph, immediately after the first paragraph of that paragraph:

The presently issued and outstanding shares of Common Stock, exclusive of treasury stock, shall be combined in the ratio of 0.47 shares of Common Stock for each one (1) share of Common Stock currently issued and outstanding.  Such combination shall not change the number of shares of capital stock which the Corporation shall have the authority to issue nor shall it affect the rights or preferences of the shares of Common Stock now issued and outstanding.

SECOND:  That such amendment has been duly adopted by the affirmative vote of the holders of a majority of the stock entitled to vote at a meeting of shareholders in accordance with the provisions of the General Corporation Law of the State of Delaware.

Dated: ____________________, 2011

AMETRINE CAPITAL, INC.

By: ____________________
Kristian Kos, President

EXHIBIT B

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Amended and Restated
Certificate Of Incorporation
Of
Ametrine Capital, Inc.
(to be known as New Source Energy Group, Inc.)

Ametrine Capital, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1.              The present name of the Corporation is Ametrine Capital, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 12, 2008.

2.           By consent of the stockholders of the Corporation dated March 8, 2011, pursuant to Section 228 of the General Corporation Law of Delaware, the stockholders adopted certain amendments to the Certificate of Incorporation, and approved this Amended and Restated Certificate of Incorporation.

3.           This Amended and Restated Certificate of Incorporation amends, restates and integrates in its entirety the Certificate of Incorporation of the Corporation, as amended to date, to read in full as set forth on Exhibit A attached hereto.

4.           That this Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and by the stockholders of the Corporation in accordance with the applicable provisions of Section 228, 242 and 245 of the General Corporation Law of the State of Delaware.

5.           That this Amended and Restated Certificate of Incorporation shall be effective upon its filing with the Office of the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the corporation has caused this Amended and Restated Certificate of Incorporation to be executed this _____ day of April 2011.

Ametrine Capital, Inc.

By:
	Name:	Kristian Kos
	Title:	Chief Executive Officer

EXHIBIT A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

NEW SOURCE ENERGY GROUP, INC.

ARTICLE I

Name

The name of the Corporation shall be New Source Energy Group, Inc.

ARTICLE II

Registered Office and Registered Agent

The address of the Corporation’s registered office in Delaware is: 160 Greentree Drive, Suite 101, Dover, Delaware 19904, and the name of its registered agent at such address is National Registered Agents, Inc.

ARTICLE III

Purpose

The purpose for which the Corporation is organized is to transact any or all lawful business for which corporations may be incorporated under the General Corporation Law of Delaware.

ARTICLE IV

Capital Stock

The authorized capital stock of the Corporation shall consist of 200,000,000 shares, which shall be divided into two classes, consisting of 180,000,000 shares of common stock (“Common Stock”) and 20,000,000 shares of preferred stock (“Preferred Stock”), each with $0.01 par value per share.  The designations, preferences, privileges, rights and voting powers and any limitations, restrictions or qualifications thereof, of the shares of each class are as follows:

A.           The holders of outstanding shares of Common Stock shall have the right to vote on all questions to the exclusion of all other stockholders, each holder of record of Common Stock being entitled to one vote for each share of Common Stock standing in the name of the stockholder on the books of the Corporation, except as may be provided in this Certificate of Incorporation, in a Preferred Stock Designation (as hereinafter defined), or as required by law.

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B.           The Preferred Stock may be issued from time to time in one or more series.  The Board of Directors (or any committee to which it may duly delegate the authority granted in this Section B of Article IV) is hereby empowered to authorize the issuance from time to time of shares of Preferred Stock in one or more series, for such consideration and for such corporate purposes as the Board of Directors may from time to time determine, and by filing a certificate pursuant to applicable law of the State of Delaware (hereinafter referred to as a “Preferred Stock Designation”) as it presently exists or may hereafter be amended to establish from time to time for each such series the number of shares to be included in each such series and to fix the designations, powers, rights and preferences of the shares of each such series, and the qualifications, limitations and restrictions thereof to the fullest extent now or hereafter permitted by this Certificate of Incorporation and the laws of the State of Delaware, including, without limitation, voting rights (if any), dividend rights, dissolution rights, conversion rights, exchange rights and redemption rights thereof, as shall be stated and expressed in a resolution or resolutions adopted by the Board of Directors (or such committee thereof) providing for the issuance of such series of Preferred Stock. Each series of Preferred Stock shall be distinctly designated. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

(i)	The designation of the series, which may be by distinguishing number, letter or title.

(ii)
The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

(iii)	The amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative.

(iv)	Dates at which dividends, if any, shall be payable.

(v)	The redemption rights and price or prices, if any, for shares of the series.

(vi)	The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.

(vii)	The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

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Whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made.

(viii)	Restrictions on the issuance of shares of the same series or of any other class or series.

(ix)	The voting rights, if any, of the holders of shares of the series.

C.           Other Provisions Applicable To Preferred Stock And Common Stock

1.           Cumulative voting shall not be allowed in elections of directors or for any other purpose.

2.           No holders of shares of Preferred Stock or Common Stock of the Corporation shall be entitled, as such, to any preemptive or preferential right to subscribe to any unissued stock or any other securities which the Corporation may now or hereafter be authorized to issue.  The Board of Directors of the Corporation, however, in its discretion by resolution, may determine that any unissued securities of the Corporation shall be offered for subscription solely to the holders of Preferred Stock or Common Stock of the Corporation, or solely to the holders of any class or classes of such stock, which the Corporation may now or hereafter be authorized to issue, in such proportions based on stock ownership as said board in its discretion may determine.

3.           The Board of Directors may restrict the transfer of any of the Corporation’s stock issued by giving the Corporation or any stockholder “first right of refusal to purchase” the stock, by making the stock redeemable, or by restricting the transfer of the stock under such terms and in such manner as the directors may deem necessary and as are not inconsistent with the laws of the State of Delaware.  Any stock so restricted must carry a conspicuous legend noting the restriction and the place where such restriction may be found in the records of the Corporation.

D.           Reservation of Right.  The Board of Directors of the Corporation reserves the right by subsequent amendment of (i) this Certificate of Incorporation or (ii) the resolutions of the Board of Directors providing for the creation of a series of Preferred Stock (the “Adopting Resolutions”), to increase or decrease the number of shares constituting Preferred Stock or any series thereof (but not below the number of shares then outstanding) and in any other respects to amend this Certificate of Incorporation or the Adopting Resolutions, in each case, within the limits provided by law, this Certificate of Incorporation and any applicable contract or instrument binding on the Corporation.

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ARTICLE V

Directors

The affairs of the Corporation shall be governed by a board of not less than one (1) director, who shall be elected in accordance with the Bylaws of the Corporation.  The organization and conduct of the Board shall be in accordance with the following:

1.           The exact number of directors shall be fixed from time to time by resolution of the Board of Directors.  All members of the Board of Directors shall be elected at each Annual Meeting of Shareholders in each year to serve until the next Annual Meeting of Shareholders and until their successors shall be elected and shall qualify.  The directors shall have the power from time to time and at any time, when the shareholders are not assembled at a meeting, to increase or decrease their own number within the maximum and minimum limitations specified therein, by resolution of the Board of Directors.  If the number of directors be increased, any additional directors may be elected by a majority of the directors in office at the time of the increase.

2.           The directors of the Corporation need not be residents of Delaware and shall not be required to hold shares of the Corporation’s capital stock.

3.           Meetings of the Board of Directors, regular or special, may be held within or without Delaware upon such notice as may be prescribed by the Bylaws of the Corporation.  Attendance of a director at a meeting shall constitute a waiver by him of notice of such meeting unless he attends only for the express purpose of objecting to the transaction of any business thereat on the ground that the meeting is not lawfully called or convened.

4.           A majority of the number of directors at any time constituting the Board of Directors shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

5.           By resolution adopted by a majority of the Directors at any time constituting the Board of Directors, the Board of Directors may designate two or more directors to constitute an Executive Committee or one or more other committees each of which shall have and may exercise, to the extent permitted by law or in such resolution, all the authority of the Board of Directors in the management of the Corporation; but the designation of any such committee and the delegation of authority thereto shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed on it or him by law.

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ARTICLE VI

Regulatory Provisions

The following additional provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation and creating, defining, limiting and regulating the powers of the Corporation, the directors and the stockholders, or any class of stockholders:

1.           Officers.  The officers of the Corporation shall consist of a president, one or more vice presidents and may be prescribed by the Bylaws of the Corporation, a secretary and a treasurer, each of whom shall be elected by the Board of Directors at such time and in such manner as may be prescribed by the Bylaws of the Corporation.  Any two or more offices may be held by the same person except the offices of president and secretary.

2.           Meetings of Stockholders.  Meetings of the stockholders of the Corporation shall be held at such place within or without Delaware and at such times as may be prescribed in the Bylaws of the Corporation.  Special meetings of the stockholders of the Corporation may be called by the president of the Corporation, the Board of Directors, or by the record holders or holders of at least ten percent (10%) of all shares entitled to vote at the meeting.  At any meeting of the stockholders, except to the extent otherwise provided by law, the quorum shall consist of a majority of the shares entitled to vote at the meeting; and, if a quorum is present, the affirmative vote of a majority of shares represented by the meeting and entitled to vote thereat shall be the act of the stockholders unless the vote of a greater number is required by law.

3.           Voting.  When, with respect to any acts to be taken by stockholders of this corporation, where the General Corporation Law of the State of Delaware requires the affirmative vote of the holders of two-thirds of the outstanding shares entitled to vote thereon, or of any class or series, such action to be taken by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote on such action.

4.           Bylaws.  The initial Bylaws of the Corporation shall be adopted by its Board of Directors.  Subject to repeal or change by action of the stockholders, the power to alter, amend, or repeal the Bylaws or to adopt new Bylaws shall be vested in the Board of Directors.

ARTICLE VII

Limitation on Director Liability and Indemnification; Advancement of Expenses

1.           Limitation on Liability.  The directors of the Corporation shall be entitled to the benefits of all limitations on the liability of directors generally that are now or hereafter become available under the General Corporation Law of Delaware.  Without limiting the generality of the foregoing, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability:

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(a)            for any breach of the director’s duty of loyalty to the Corporation or its stockholders,

(b)            for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,

(c)            under Section 174 of the General Corporation Law of Delaware, or

(d)            for any transaction from which the director derived an improper personal benefit.

2.           Indemnification.

(a)           Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), any person (a 'Covered Person') who was or is a party or is threatened to be made a party to, or is otherwise involved in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature (a 'proceeding'), by reason of the fact that such Covered Person, or a person for whom he or she is the legal representative, is or was, at any time during which this Section (2)(a) of Article VII is in effect (whether or not such Covered Person continues to serve in such capacity at the time any indemnification or payment of expenses pursuant hereto is sought or at the time any proceeding relating thereto exists or is brought), a director or officer of the Corporation, or has or had agreed to become a director of the Corporation, or is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation, limited liability company, partnership, joint venture, employee benefit plan, trust, nonprofit entity or other enterprise, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, trustee, employee or agent or in any other capacity while serving as a director, officer, trustee, employee or agent, against all liability and loss suffered (including, without limitation, any judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) and expenses (including attorneys' fees), actually and reasonably incurred by such Covered Person in connection with such proceeding to the fullest extent permitted by law, and such indemnification shall continue as to a person who has ceased to be a director, officer, trustee, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided however, that, except as provided in Section (2)(b) of this Article VII, the Corporation shall be required to indemnify a

7

person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred in this Section (2)(a) of Article VII and such rights as may be conferred in the Bylaws of the Corporation shall include the right to be paid by the Corporation the expenses (including attorneys' fees) incurred by a Covered Person in defending any such proceeding in advance of its final disposition, in accordance with the Bylaws of the Corporation. The rights conferred upon Covered Persons in this Section (2)(a) of Article VII shall be contract rights that vest at the time of such person's service to or at the request of the Corporation and such rights shall continue as to a Covered  Person who has ceased to be a director, officer, trustee, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators. The Corporation may, by action of the Board of Directors, provide indemnification to employees and agents of the Corporation with the same (or lesser) scope and effect as the foregoing indemnification of directors and officers.

(b)           Right of Claimant to Bring Suit. In accordance with the Bylaws of the Corporation, if a claim for indemnification under Section (2)(a) of this Article VII is not paid in full within sixty (60) days after a written claim has been received by the Corporation, the Covered Person making such claim may at any time thereafter file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim.

(c)           Non-Exclusivity of Rights. In accordance with the Bylaws of the Corporation, the right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred any Covered Person by Section (2)(a) of this Article VII:

(i)           shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, the Bylaws, agreement, vote of stockholders or disinterested directors or otherwise and

(ii)           cannot be terminated by the Corporation, the Board of Directors or the stockholders of the Corporation with respect to a Covered Person's service occurring prior to the date of such termination.

3.           Advancement of Expenses.  In addition to the right to indemnification conferred above and to the fullest extent permitted by law, an indemnitee shall also have the right to be paid by the Corporation the expenses (including attorney’s fees) incurred in defending a proceeding for which indemnification is to be provided by the Corporation pursuant to Section 145 of the General Corporation Law of Delaware as set forth in the foregoing Section of Article VII in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the General Corporation Law of Delaware requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this paragraph or otherwise.

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4.           Purchase of Insurance.  The Corporation may purchase and maintain insurance, at its expense, on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was a director, officer, employee or agent of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability, expense or loss asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability, expense or loss under the provisions of the Bylaws of the Corporation or the General Corporation Law of the State of Delaware. To the extent that the Corporation maintains any policy or policies providing such insurance, each such person shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage thereunder for any such person.

Article VIII

Amendments

1.           The provisions of Article VII of this Certificate of Incorporation shall not be modified, revised, altered, amended, repealed or rescinded, in whole or in part, except by the affirmative vote of not less than two-thirds of the votes entitled to be cast thereon.  Any repeal or modification of Article VII shall be prospective only, and shall not affect, to the detriment of any director, any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

2.           Except as provided in Section 1 of this Article VIII, the Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation.

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